UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21586

First Trust Enhanced Equity Income Fund
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant’s telephone number, including area code: (630) 765-8000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

First Trust
Enhanced Equity Income Fund (FFA)
Semi-Annual Report
For the Six Months Ended
June 30, 2022

First Trust Enhanced Equity Income Fund (FFA)
Semi-Annual Report
June 30, 2022

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Chartwell Investment Partners, LLC (“Chartwell” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Enhanced Equity Income Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Managed Distribution Policy
The Board of Trustees of the Fund has approved a managed distribution policy for the Fund (the “Plan”) in reliance on exemptive relief received from the Securities and Exchange Commission which permits the Fund to make periodic distributions of long-term capital gains more frequently than otherwise permitted with respect to its common shares subject to certain conditions. Under the Plan, the Fund currently intends to pay a quarterly distribution in the amount of $0.315 per share. A portion of this quarterly distribution may include realized capital gains. This may result in a reduction of the long-term capital gain distribution necessary at year end by distributing realized capital gains throughout the year. The annual distribution rate is independent of the Fund’s performance during any particular period but is expected to correlate with the Fund’s performance over time. Accordingly, you should not draw any conclusions about the Fund’s investment performance from the amount of any distribution or from the terms of the Plan. The Board of Trustees may amend or terminate the Plan at any time without prior notice to shareholders.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Principal Risks” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of First Trust and Chartwell are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust Enhanced Equity Income Fund (FFA)
Semi-Annual Letter from the Chairman and CEO
June 30, 2022
Dear Shareholders,
First Trust is pleased to provide you with the semi-annual report for the First Trust Enhanced Equity Income Fund (the “Fund”), which contains detailed information about the Fund for the six months ended June 30, 2022.
The trillions of dollars of stimulus funneled into the U.S. financial system by the Federal government throughout the bulk of the coronavirus (“COVID-19”) pandemic was effective in bolstering economic activity, as reflected by some impressive gross domestic product (“GDP”) statistics. It also fueled inflation. I will touch on that angle as well. Data from the U.S. Bureau of Economic Analysis indicates that annualized real GDP growth rates over the four quarters comprising 2021 were 6.3%, 6.7%, 2.3% and 6.9%, respectively. It appears, however, that the upside from those stimulus dollars may be waning. In the first two quarters of 2022, the U.S. economy contracted. Real GDP declined by an annualized 1.6% in the first quarter and declined by an annualized 0.9% in the second quarter. Why the downturn? Well, the lion’s share of the stimulus programs for individuals ended in September 2021. The war between Russia and Ukraine, which commenced in late February 2022, China’s COVID-19 shutdown this year and the ongoing supply chain bottlenecks have also provided a drag on the global economy and securities markets, in my opinion. While the standard definition of a recession is two consecutive quarters of negative GDP growth, the official arbiter of declaring recessions in the U.S. belongs to the National Bureau of Economic Research, and it factors in additional economic indicators in its evaluation process. Even if we were to experience a recession, it does not necessarily mean it will be deep in scope. Currently, the Federal Reserve (the “Fed”) is still hoping to orchestrate a soft landing for the economy, though it admits it will be challenging.
In addition to the recent decline in economic activity, the financial media is paying a good deal of attention to the inverted yield curve in the Treasury market, particularly the spread between the yields on the 2-Year and 10-Year Treasury Note (“T-Note”). As of July 27, 2022, the closing yield on the 2-Year T-Note was 3.00%, 21 basis points (“bps”) above the 2.79% yield on the 10-Year T-Note. The current inversion has only been in play in earnest since July 5, 2022. Yields on shorter-maturity bonds should be lower than those further out on the curve. For the 30-year period ended July 27, 2022, the average yield on the 10-Year T-Note was 113 bps higher than the average yield on the 2-Year T-Note. Historically, such inversions have portended that a recession is likely to arrive in the next 12-24 months. At its meeting on July 27, the Fed raised the Federal Funds target rate by 75 bps to combat the spike in inflation. The target rate currently sits at 2.50%, marking the upper bound of its 2.25% to 2.5% range. The Fed’s next meeting is scheduled for September 20-21, 2022.
In the current climate, the number one goal is to tame inflation. The Fed has made it clear that it is committed to doing so. The Consumer Price Index stood at a trailing 12-month rate of 9.1% in June 2022, its highest level since 1981. Surging inflation is the number one concern of Americans. It is certainly going to be a hot button issue in the upcoming mid-term elections in November. A recent CNN poll revealed that 75% of Americans consider inflation their top economic concern and only 25% approve of President Joe Biden’s efforts to curtail it. This dovetails into another concern: the markets. With respect to returns, on a year-to-date and 12-month basis, all the major domestic and foreign stock and bond indices were sitting in negative territory, based on their respective total returns through June 30, 2022. Sell-offs are a natural part of market cycles. We all know that prices do not go up in a straight line. As previously noted, the Fed, the economy and the markets are battling some significant headwinds. The good news is we know what they are. Suffice it to say, it will take some time to remedy them. Stay the course!
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust Enhanced Equity Income Fund (FFA)
“AT A GLANCE”
As of June 30, 2022 (Unaudited)
Fund Statistics
Symbol on New York Stock Exchange	FFA
Common Share Price	$16.34
Common Share Net Asset Value (“NAV”)	$16.83
Premium (Discount) to NAV	(2.91)%
Net Assets Applicable to Common Shares	$336,496,681
Current Quarterly Distribution per Common Share(1)	$0.3150
Current Annualized Distribution per Common Share	$1.2600
Current Distribution Rate on Common Share Price(2)	7.71%
Current Distribution Rate on NAV(2)	7.49%
Common Share Price & NAV (weekly closing price)

Performance
			Average Annual Total Returns
	6 Months Ended 6/30/22	1 Year Ended 6/30/22	5 Years Ended 6/30/22	10 Years Ended 6/30/22	Inception (8/26/04) to 6/30/22
Fund Performance(3)
NAV	-18.50%	-12.02%	8.50%	10.02%	7.53%
Market Value	-20.54%	-14.20%	9.79%	10.89%	7.08%
Index Performance
S&P 500® Index	-19.96%	-10.62%	11.31%	12.96%	9.32%
CBOE S&P 500 BuyWrite Monthly Index	-10.19%	-2.62%	4.09%	5.89%	5.18%

Top Ten Holdings	% of Total Investments
Microsoft Corp.	8.8%
Apple, Inc.	8.3
UnitedHealth Group, Inc.	3.8
Alphabet, Inc., Class C	3.7
JPMorgan Chase & Co.	3.4
Thermo Fisher Scientific, Inc.	2.5
AbbVie, Inc.	2.3
Danaher Corp.	2.1
NVIDIA Corp.	2.0
Coca-Cola (The) Co.	2.0
Total	38.9%
Sector Allocation	% of Total Investments
Information Technology	27.9%
Health Care	16.4
Financials	11.9
Communication Services	10.6
Consumer Discretionary	9.1
Industrials	6.4
Consumer Staples	6.0
Utilities	3.7
Real Estate	3.2
Energy	3.0
Materials	1.8
Total	100.0%

Fund Allocation	% of Net Assets
Common Stocks	94.3%
Real Estate Investment Trusts	3.2
Common Stocks - Business Development Companies	1.1
$100 Par Preferred Securities	1.0
Call Options Written	(0.1)
Net Other Assets and Liabilities	0.5
Total	100.0%
(1)	Most recent distribution paid or declared through June 30, 2022. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of June 30, 2022. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

Portfolio Commentary
First Trust Enhanced Equity Income Fund (FFA)
Semi-Annual Report
June 30, 2022 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) is the investment advisor to the First Trust Enhanced Equity Income Fund (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
Chartwell Investment Partners, LLC (“Chartwell”), until June 1, 2022, a wholly-owned subsidiary of TriState Capital Holdings, Inc., is a research-based equity and fixed-income manager with a disciplined, team-oriented investment process. Chartwell is the portfolio manager of the Fund.
Effective June 1, 2022, Chartwell’s parent company, TriState Capital Holdings, Inc. (NASDAQ: TSC), was acquired by Raymond James Financial, Inc. (NYSE: RJF), a leading diversified financial services company, headquartered in St. Petersburg, Florida. Chartwell has operated as the asset management subsidiary of TriState since March of 2014. Under the ownership of Raymond James, Chartwell will continue to operate independently, as a wholly owned subsidiary of Carillon Tower Advisers, the asset management subsidiary of Raymond James. There will be no changes to Chartwell personnel or the manner in which they perform their sub-advisory duties with respect to the Fund as a result of this transaction.
Portfolio Management Team
Douglas W. Kugler, CFA
Principal, Senior Portfolio Manager
Peter M. Schofield, CFA
Principal, Senior Portfolio Manager
Commentary
First Trust Enhanced Equity Income Fund
The Fund’s investment objective is to provide a high level of current income and gains and, to a lesser extent, capital appreciation. The Fund pursues its investment objective by investing in a diversified portfolio of equity securities. Under normal market conditions, the Fund pursues an integrated investment strategy in which the Fund invests substantially all of its Managed Assets in a diversified portfolio of common stocks of U.S. corporations and U.S. dollar-denominated equity securities of non-U.S. issuers in each case that are traded on U.S. securities exchanges. In addition, on an ongoing and consistent basis, the Fund writes (sells) covered call options on a portion of the Fund’s Managed Assets. “Managed Assets” means the total value of the Fund minus the sum of the Fund’s liabilities, including the value of call options written (sold). There can be no assurance that the Fund’s investment objective will be achieved. The Fund may not be appropriate for all investors.
Market Recap
The S&P 500® Index (the “Index”) closed June 2022 down 8.25% (total return, unless otherwise stated) bringing to a close a disappointing first half of the year for the Index which was down 19.96% for the six-month period ended June 30, 2022. It wasn’t just the Index that had a difficult first half of 2022, as the Nasdaq Composite Index was down 29.22% and small-cap stocks, as measured by the Russell 2000® Index, were down 23.43%. For the Index, the -20.58% price return for the first half of 2022 was the worst since 1970, per our data. A number of things brought on the decline but, in our opinion, the largest factor was the significant increase in inflation and inflation expectations that caused the Federal Reserve (“the Fed”) to reverse quantitative easing and raise the Fed Funds rate by 1.50% including the first 75 basis point (a basis point is 1/100th of a percent) increase since November of 1994. The steep pace of hikes led to an increase in recession fears across the markets despite certain measures of macro-level data (particularly employment and wages) remaining strong. Inflation and the fear of increasing inflation was mostly brought about by a mismatch in supply/demand in the economy for any number of goods and for labor that we believe was essentially caused by the pandemic and the accompanying economic shutdown. These conditions were exacerbated by Russia’s invasion of Ukraine in February 2022 which brought higher prices for oil and basic foodstuffs such as wheat and various grains. As we are writing this letter, we are almost two and a half years into the coronavirus (“COVID-19”) pandemic – something that probably not many people would have thought possible when the first news broke about the virus. Thankfully, the impact of the pandemic on our lives, the economy, and the markets has diminished significantly from its peak during 2020. However, sporadic outbreaks of variants remind us of the continuing threat the virus carries.
After reaching an all-time high on the first trading day of 2022, the Index proceeded to decline almost immediately. January and February 2022 saw a combined price decline in the Index of -8.23%. This decline was mostly in higher valuation growth companies as

Portfolio Commentary (Continued)
First Trust Enhanced Equity Income Fund (FFA)
Semi-Annual Report
June 30, 2022 (Unaudited)
interest rates started to rise ahead of anticipated Fed rate hikes. The interest rate on the 10-Year Treasury Note increased from 1.51% to 1.84% by the end of February 2022 with the stock market anticipating the yield to continue to rise – which it did, closing the first quarter of 2022 at 2.32%. The volatility in the Index continued with monthly price returns in the Index being +3.58%/-8.80%/+.01%/-8.39% for March through June 2022, respectively. The April 2022 decline of -8.80% was the second-worst monthly decline in the last 20 years (only bested by the March 2020 COVID-19 driven decline), closely followed by the June 2022 decline of -8.39%. The second quarter price decline of -16.45% for the Index was the fourth-worst quarterly decline in the last 30 years. The declines later in the first half of 2022 were driven mostly by the combination of elevated inflation data, fears that inflation wouldn’t come down, and the aggressive Fed tightening reaction to those numbers which caused increased fears of a possible recession, or at best ‘stagflation.’
Performance Summary
Performance
			Average Annual Total Returns
	6 Months Ended 6/30/22	1 Year Ended 6/30/22	5 Years Ended 6/30/22	10 Years Ended 6/30/22	Inception (8/26/04) to 6/30/22
Fund Performance (1)
NAV	-18.50%	-12.02%	8.50%	10.02%	7.53%
Market Value	-20.54%	-14.20%	9.79%	10.89%	7.08%
Index Performance
S&P 500® Index	-19.96%	-10.62%	11.31%	12.96%	9.32%
CBOE S&P 500 BuyWrite Monthly Index	-10.19%	-2.62%	4.09%	5.89%	5.18%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
For the six-month period ended June 30, 2022, the Fund’s net asset value (“NAV”) and market value returns(1) were -18.50% and -20.54%, respectively, on a total return basis. The Index returned -19.96% on a total return basis over the same period. The covered call options program had a positive influence on the Fund’s return for the same period, which we would expect given the weakness in the market. Overall, the equity portfolio outperformed the Index during the first half of 2022 as two broad themes in the market worked to benefit the portfolio. As we’ve written about in the past, our approach in managing the Fund is to create a portfolio with a yield that is higher than that of the market while also having an overall valuation that is lower than that of the market. This causes the portfolio to have a slight tilt towards the value side of the value/growth continuum. The Russell 1000® Value Index lost less than its Growth counterpart for the period with Value outperforming Growth by about 15.2 percentage points. Another helpful tailwind was that higher

(1)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per Common Share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

Portfolio Commentary (Continued)
First Trust Enhanced Equity Income Fund (FFA)
Semi-Annual Report
June 30, 2022 (Unaudited)
yielding stocks outperformed lower yielding stocks as shown by a BofA Securities study. This study segmented the Index into those stocks with the highest yields and those with the lowest yields and compared their relative performance. For the six-month period ended June 30, 2022, the 200 stocks in the Index with the lowest yields returned an average of -7.6% while the 200 stocks in the Index with the highest yields returned 13.4%.
Specifically, within the equity portfolio the allocation of investments between sectors and groups was mostly neutral with the bulk of the outperformance coming from stock selection. The largest benefit to the Fund’s relative performance came from stock selection in the Communication Services sector, which was driven by the proposed takeover of Activision Blizzard, Inc. (+17.73%) by Microsoft Corp. as well as the portfolio’s underweight allocations in Meta Platforms, Inc. (-52.06%) and Netflix, Inc. (-70.97%). Other strong contributors to relative return came from the Energy sector (Hess Corp. +44.12% and Pioneer Natural Resources Co. +27.96%) and our Health Care sector holdings (Bristol-Myers Squibb Co. +26.38%, United Health Group, Inc. +2.97%, and AbbVie, Inc. +15.33%). The largest detractors from relative performance were in the more cyclically exposed sectors of Consumer Discretionary and Information Technology. Examples include Burlington Stores, Inc. (-53.27%), Nike, Inc. (-38.38%), General Motors Co. (-45.83%), NVIDIA Corp. (-48.44%), Micron Technology, Inc. (-40.57%) and PayPal Holdings, Inc. (-62.97%).
Managed Distribution Policy
The Fund’s managed distribution policy (the “Plan”) permits the Fund to make periodic distributions of long-term capital gains as frequently as quarterly each tax year. The plan has no impact on the Fund’s investment strategy and may reduce the Fund’s NAV. However, the Advisor believes the policy helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV. Under the Plan, the Fund currently intends to continue to pay a recurring quarterly distribution in the amount of $0.315 per Common Share that reflects the distributable cash flow of the Fund. The Fund maintained its regular quarterly Common Share distribution of $0.315 per share for the six month period ended June 30, 2022. Based on the $0.315 per share quarterly Common Share distribution, the annualized distribution rate as of June 30, 2022 was 7.49% at NAV and 7.71% at market price. The final determination of the source and tax status of all 2022 distributions will be made after the end of 2022 and will be provided on Form 1099-DIV. The foregoing is not to be construed as tax advice. Please consult your tax advisor for further information regarding tax matters.
Market Outlook
Things have certainly changed since the end of 2021. Despite the strength in the U.S. job market with unemployment back to near all-time lows and wage growth accelerating, the impacts of currently high inflation, the uncertainty over how long inflation will last, and higher interest rates have caused consumer sentiment domestically to reach levels not seen since the Great Financial Crisis of 2008. Add in the difficult geo-political situation (Russia’s invasion of Ukraine), ‘Quantitative Tightening’ by the Fed reducing liquidity in the economy, central banks around the world raising short-term interest rates, high oil and commodity prices and questions about a possible domestic recession combined with possible earnings declines and one can see why the market struggled so mightily during the first half of the year.
Notwithstanding the continuing strength in corporate earnings and their forward-looking estimates, the Index’s price fell significantly in the first half of the year as market valuation multiples collapsed due to the tightening of monetary policy that the Fed has implemented in an attempt to contain and stop the sharp rise in inflation that has occurred. Stopping and reversing this inflation has become the Fed’s top priority and its attempts to do so will likely be in the forefront of investor’s minds as the year progresses. Make no mistake about it, the Fed has a tough job ahead of it – lower inflation to a more reasonable 2-3% but without tipping the U.S. economy over into a recession where unemployment climbs significantly and business confidence joins current consumer sentiment near its lows. The Fed is trying to do this all while a good portion of Europe is battling their own economic woes along with a terrible, drawn-out military conflict, and with China struggling with their economy, which is being hamstrung by their ‘zero-tolerance’ COVID-19 policies.
While the list of potential issues is long and their outcomes uncertain, at the time of this writing, we do not believe a deep or protracted recession is in the near future. This is not to say that the economy may not enter a ’technical’ recession (defined as two consecutive quarters of negative GDP growth) once second quarter GDP figures are finalized. If the Fed can manufacture a so-called `soft landing’, we believe the market could turn higher and eventually reach previous levels. If they do not successfully hit their goals and the economy slips into a true recession, we believe that, despite the lower current overall valuations being seen in the market, the Index could very well extend its losses further. However, no matter the outcome, we will continue to manage the Fund with the objective of providing a high level of current income and gains and, to a lesser extent, capital appreciation over the market cycle.

First Trust Enhanced Equity Income Fund (FFA)
Portfolio of Investments
June 30, 2022 (Unaudited)
Shares	Description	Value
COMMON STOCKS – 94.3%
	Aerospace & Defense – 1.4%
11,000	Lockheed Martin Corp.	$4,729,560
	Air Freight & Logistics – 0.9%
13,000	FedEx Corp.	2,947,230
	Auto Components – 0.5%
160,000	Goodyear Tire & Rubber (The) Co. (a)	1,713,600
	Automobiles – 0.7%
75,000	General Motors Co. (a) (b)	2,382,000
	Banks – 6.0%
350,000	Huntington Bancshares, Inc. (b)	4,210,500
100,000	JPMorgan Chase & Co. (b)	11,261,000
100,000	Truist Financial Corp.	4,743,000
		20,214,500
	Beverages – 3.3%
107,000	Coca-Cola (The) Co. (b)	6,731,370
18,500	Constellation Brands, Inc., Class A	4,311,610
		11,042,980
	Biotechnology – 3.5%
51,000	AbbVie, Inc. (b)	7,811,160
51,000	Horizon Therapeutics PLC (a) (b)	4,067,760
		11,878,920
	Capital Markets – 1.2%
52,500	Morgan Stanley	3,993,150
	Chemicals – 1.3%
15,000	Linde PLC (b)	4,312,950
	Communications Equipment – 1.5%
117,500	Cisco Systems, Inc. (b)	5,010,200
	Diversified Telecommunication Services – 2.6%
150,000	AT&T, Inc. (b)	3,144,000
110,000	Verizon Communications, Inc.	5,582,500
		8,726,500
	Electric Utilities – 2.6%
100,000	Exelon Corp.	4,532,000
155,000	PPL Corp.	4,205,150
		8,737,150
	Entertainment – 3.9%
84,000	Activision Blizzard, Inc. (b)	6,540,240
90,000	Cinemark Holdings, Inc. (a) (b)	1,351,800
200,000	Lions Gate Entertainment Corp., Class B (a) (b)	1,766,000
38,000	Walt Disney (The) Co. (a)	3,587,200
		13,245,240
	Food & Staples Retailing – 1.8%
13,000	Costco Wholesale Corp. (b)	6,230,640
	Food Products – 0.8%
45,000	Mondelez International, Inc., Class A	2,794,050
See Notes to Financial Statements

First Trust Enhanced Equity Income Fund (FFA)
Portfolio of Investments (Continued)
June 30, 2022 (Unaudited)
Shares	Description	Value
COMMON STOCKS (Continued)
	Health Care Providers & Services – 3.8%
25,000	UnitedHealth Group, Inc.	$12,840,750
	Hotels, Restaurants & Leisure – 2.2%
85,000	Carnival Corp. (a) (b)	735,250
90,000	Las Vegas Sands Corp. (a) (b)	3,023,100
52,000	Restaurant Brands International, Inc. (b)	2,607,800
47,500	Six Flags Entertainment Corp. (a) (b)	1,030,750
		7,396,900
	Industrial Conglomerates – 1.5%
29,000	Honeywell International, Inc. (b)	5,040,490
	Insurance – 3.5%
35,000	Arthur J. Gallagher & Co. (b)	5,706,400
31,000	Chubb, Ltd. (b)	6,093,980
		11,800,380
	Interactive Media & Services – 3.7%
5,700	Alphabet, Inc., Class C (a) (b)	12,468,465
	Internet & Direct Marketing Retail – 1.2%
37,500	Amazon.com, Inc. (a) (b)	3,982,875
	IT Services – 1.7%
25,000	International Business Machines Corp.	3,529,750
31,500	PayPal Holdings, Inc. (a)	2,199,960
		5,729,710
	Life Sciences Tools & Services – 4.6%
28,200	Danaher Corp. (b)	7,149,264
15,300	Thermo Fisher Scientific, Inc.	8,312,184
		15,461,448
	Machinery – 1.2%
22,000	Caterpillar, Inc. (b)	3,932,720
	Metals & Mining – 0.6%
65,000	Freeport-McMoRan, Inc. (b)	1,901,900
	Multiline Retail – 0.8%
20,000	Target Corp.	2,824,600
	Oil, Gas & Consumable Fuels – 3.0%
50,000	Hess Corp. (b)	5,297,000
20,900	Pioneer Natural Resources Co.	4,662,372
		9,959,372
	Pharmaceuticals – 3.7%
80,000	Bristol-Myers Squibb Co. (b)	6,160,000
37,500	Zoetis, Inc.	6,445,875
		12,605,875
	Road & Rail – 1.5%
70,000	Canadian Pacific Railway Ltd. (b)	4,888,800
	Semiconductors & Semiconductor Equipment – 4.5%
137,000	Intel Corp. (b)	5,125,170
56,500	Micron Technology, Inc.	3,123,320

See Notes to Financial Statements

First Trust Enhanced Equity Income Fund (FFA)
Portfolio of Investments (Continued)
June 30, 2022 (Unaudited)
Shares	Description	Value
COMMON STOCKS (Continued)
	Semiconductors & Semiconductor Equipment (Continued)
45,000	NVIDIA Corp. (b)	$6,821,550
		15,070,040
	Software – 11.8%
15,000	Adobe, Inc. (a) (b)	5,490,900
114,500	Microsoft Corp.	29,407,035
16,000	Synopsys, Inc. (a)	4,859,200
		39,757,135
	Specialty Retail – 2.1%
18,500	Burlington Stores, Inc. (a) (b)	2,520,255
65,000	Foot Locker, Inc. (b)	1,641,250
16,000	Lowe’s Cos., Inc.	2,794,720
		6,956,225
	Technology Hardware, Storage & Peripherals – 8.3%
204,000	Apple, Inc. (b)	27,890,880
	Textiles, Apparel & Luxury Goods – 1.5%
50,000	NIKE, Inc., Class B	5,110,000
	Water Utilities – 1.1%
24,000	American Water Works Co., Inc. (b)	3,570,480
	Total Common Stocks	317,147,715
	(Cost $240,488,410)
REAL ESTATE INVESTMENT TRUSTS – 3.2%
	Equity Real Estate Investment Trusts – 3.2%
34,000	Crown Castle International Corp. (b)	5,724,920
107,000	Gaming and Leisure Properties, Inc.	4,907,020
	Total Real Estate Investment Trusts	10,631,940
	(Cost $8,348,017)
COMMON STOCKS – BUSINESS DEVELOPMENT COMPANIES - 1.1%
	Capital Markets – 1.1%
215,000	Ares Capital Corp. (b)	3,854,950
	(Cost $3,728,890)

Shares	Description	Stated Rate	Stated Maturity	Value
$100 PAR PREFERRED SECURITIES – 1.0%
	Health Care Equipment & Supplies – 0.7%
22,500	Boston Scientific Corp., Series A	5.50%	06/01/23	2,282,400
	Media – 0.3%
27,000	Paramount Global, Series A	5.75%	04/01/24	1,065,960
	Total $100 Par Preferred Securities			3,348,360
	(Cost $4,323,308)
Total Investments – 99.6%	334,982,965
(Cost $256,888,625)

See Notes to Financial Statements

First Trust Enhanced Equity Income Fund (FFA)
Portfolio of Investments (Continued)
June 30, 2022 (Unaudited)
Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
CALL OPTIONS WRITTEN – (0.1)%
(50)	Amazon.com, Inc.	$(531,050)	$115.00	07/15/22	$(5,100)
(125)	Amazon.com, Inc.	(1,327,625)	120.00	07/15/22	(5,250)
(25)	Burlington Stores, Inc.	(340,575)	175.00	07/15/22	(813)
(150)	Carnival Corp.	(129,750)	11.50	07/15/22	(1,050)
(250)	Carnival Corp.	(216,250)	13.00	07/15/22	(750)
(35)	FedEx Corp.	(793,485)	250.00	07/15/22	(2,205)
(125)	Hess Corp.	(1,324,250)	118.00	07/15/22	(10,937)
(125)	Micron Technology, Inc.	(691,000)	62.00	07/15/22	(8,625)
(150)	NIKE, Inc., Class B	(1,533,000)	120.00	07/15/22	(1,350)
(60)	PayPal Holdings, Inc.	(419,040)	85.00	07/15/22	(1,320)
(100)	S&P 500® Index (c)	(37,853,800)	4,025.00	07/15/22	(66,000)
(100)	S&P 500® Index (c)	(37,853,800)	4,050.00	07/15/22	(48,000)
(250)	S&P 500® Index (c)	(94,634,500)	4,100.00	07/15/22	(62,500)
(35)	Synopsys, Inc.	(1,062,950)	330.00	07/15/22	(6,213)
(50)	Target Corp.	(706,150)	170.00	07/15/22	(250)
	Total Call Options Written				(220,363)
	(Premiums received $494,832)

Net Other Assets and Liabilities – 0.5%	1,734,079
Net Assets – 100.0%	$336,496,681

(a)	Non-income producing security.
(b)	All or a portion of these securities are pledged to cover index call options written.
(c)	Call options on securities indices were written on a portion of the common stock positions that were not used to cover call options written on individual equity securities held in the Fund’s portfolio.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of June 30, 2022 is as follows (see Note 3A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 6/30/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 317,147,715	$ 317,147,715	$ —	$ —
Real Estate Investment Trusts*	10,631,940	10,631,940	—	—
Common Stocks - Business Development Companies*	3,854,950	3,854,950	—	—
$100 Par Preferred Securities*	3,348,360	3,348,360	—	—
Total Investments	$ 334,982,965	$ 334,982,965	$—	$—

LIABILITIES TABLE
	Total Value at 6/30/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Call Options Written	$ (220,363)	$ (220,363)	$ —	$ —

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust Enhanced Equity Income Fund (FFA)
Statement of Assets and Liabilities
June 30, 2022 (Unaudited)
ASSETS:
Investments, at value (Cost $256,888,625)	$ 334,982,965
Cash	1,744,210
Receivables:
Dividends	337,473
Interest	45
Prepaid expenses	17,153
Total Assets	337,081,846
LIABILITIES:
Options written, at value (Premiums received $494,832)	220,363
Payables:
Investment advisory fees	287,648
Audit and tax fees	34,622
Administrative fees	17,464
Transfer agent fees	9,624
Shareholder reporting fees	6,966
Custodian fees	4,722
Legal fees	1,115
Financial reporting fees	771
Other liabilities	1,870
Total Liabilities	585,165
NET ASSETS	$336,496,681
NET ASSETS consist of:
Paid-in capital	$ 263,987,224
Par value	199,881
Accumulated distributable earnings (loss)	72,309,576
NET ASSETS	$336,496,681
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$16.83
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	19,988,085
See Notes to Financial Statements

First Trust Enhanced Equity Income Fund (FFA)
Statement of Operations
For the Six Months Ended June 30, 2022 (Unaudited)
INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $11,555)	$ 3,591,275
Interest	73
Total investment income	3,591,348
EXPENSES:
Investment advisory fees	1,910,014
Administrative fees	93,403
Shareholder reporting fees	47,322
Audit and tax fees	26,819
Transfer agent fees	15,721
Custodian fees	14,887
Legal fees	11,244
Trustees’ fees and expenses	8,846
Listing expense	7,859
Financial reporting fees	4,625
Other	9,574
Total expenses	2,150,314
NET INVESTMENT INCOME (LOSS)	1,441,034
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(747,219)
Written options contracts	4,336,055
Foreign currency transactions	(100)
Net realized gain (loss)	3,588,736
Net change in unrealized appreciation (depreciation) on:
Investments	(83,373,217)
Written options contracts	92,532
Foreign currency translation	(61)
Net change in unrealized appreciation (depreciation)	(83,280,746)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(79,692,010)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(78,250,976)

See Notes to Financial Statements

First Trust Enhanced Equity Income Fund (FFA)
Statements of Changes in Net Assets
	Six Months Ended 6/30/2022 (Unaudited)	Year Ended 12/31/2021
OPERATIONS:
Net investment income (loss)	$ 1,441,034	$ 1,561,026
Net realized gain (loss)	3,588,736	28,459,194
Net increase from payment by the sub-advisor	—	52,217
Net change in unrealized appreciation (depreciation)	(83,280,746)	56,907,328
Net increase (decrease) in net assets resulting from operations	(78,250,976)	86,979,765
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(12,590,841)	(25,178,376)
CAPITAL TRANSACTIONS:
Proceeds from Common Shares reinvested	105,150	—
Net increase (decrease) in net assets resulting from capital transactions	105,150	—
Total increase (decrease) in net assets	(90,736,667)	61,801,389
NET ASSETS:
Beginning of period	427,233,348	365,431,959
End of period	$ 336,496,681	$ 427,233,348
CAPITAL TRANSACTIONS were as follows:
Common Shares at beginning of period	19,982,838	19,982,838
Common Shares issued as reinvestment under the Dividend Reinvestment Plan	5,247	—
Common Shares at end of period	19,988,085	19,982,838
See Notes to Financial Statements

First Trust Enhanced Equity Income Fund (FFA)
Financial Highlights
For a Common Share outstanding throughout each period
	Six Months Ended 6/30/2022 (Unaudited)	Year Ended December 31,
		2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 21.38	$ 18.29	$ 16.92	$ 13.89	$ 16.51	$ 15.23
Income from investment operations:
Net investment income (loss)	0.07	0.07	0.12	0.17	0.19	0.20
Net realized and unrealized gain (loss)	(3.99)	4.28 (a)	2.39	4.00	(1.67)	2.19 (a)
Total from investment operations	(3.92)	4.35	2.51	4.17	(1.48)	2.39
Distributions paid to shareholders from:
Net investment income	(0.63)	(0.18)	(0.08)	(0.14)	(0.19)	(0.23)
Net realized gain	—	(1.08)	(1.06)	(1.00)	(0.95)	(0.88)
Total distributions paid to Common Shareholders	(0.63)	(1.26)	(1.14)	(1.14)	(1.14)	(1.11)
Net asset value, end of period	$16.83	$21.38	$18.29	$16.92	$13.89	$16.51
Market value, end of period	$16.34	$21.29	$17.62	$17.25	$12.92	$16.19
Total return based on net asset value (b)	(18.50)%	24.38% (a)	16.84%	30.78%	(9.19)%	16.53% (a)
Total return based on market value (b)	(20.54)%	28.56%	10.41%	43.34%	(13.86)%	28.82%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 336,497	$ 427,233	$ 365,432	$ 338,198	$ 277,443	$ 329,835
Ratio of total expenses to average net assets	1.13% (c)	1.12%	1.15%	1.14%	1.14%	1.14%
Ratio of net investment income (loss) to average net assets	0.75% (c)	0.39%	0.77%	1.08%	1.13%	1.21%
Portfolio turnover rate	8%	14%	20%	37%	45%	36%

(a)	During the fiscal years ended December 31, 2021 and 2017, the Fund received reimbursements from Chartwell in the amounts of $52,217 and $17,250, respectively, each representing less than $0.01 per share. Since the Fund was reimbursed, there was no effect on the Fund’s total return.
(b)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(c)	Annualized.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Enhanced Equity Income Fund (FFA)
June 30, 2022 (Unaudited)
1. Organization
First Trust Enhanced Equity Income Fund (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on May 20, 2004, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “FFA” on the New York Stock Exchange (“NYSE”).
The Fund’s investment objective is to provide a high level of current income and gains and, to a lesser extent, capital appreciation. The Fund pursues its investment objective by investing in a diversified portfolio of equity securities. Under normal market conditions, the Fund pursues an integrated investment strategy in which the Fund invests substantially all of its Managed Assets in a diversified portfolio of common stocks of U.S. corporations and U.S. dollar-denominated equity securities of non-U.S. issuers, in each case that are traded on U.S. securities exchanges. In addition, on an ongoing and consistent basis, the Fund writes (sells) covered call options on a portion of the Fund’s Managed Assets. “Managed Assets” means the total asset value of the Fund minus the sum of the Fund’s liabilities, including the value of call options written (sold). There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Managed Distribution Policy
The Board of Trustees of the Fund has approved a managed distribution policy for the Fund (the “Plan”) in reliance on exemptive relief received from the SEC that permits the Fund to make periodic distributions of long-term capital gains more frequently than otherwise permitted with respect to its common shares subject to certain conditions. Under the Plan, the Fund currently intends to pay a quarterly distribution in the amount of $0.315 per share. A portion of this quarterly distribution may include realized capital gains. This may result in a reduction of the long-term capital gain distribution necessary at year end by distributing realized capital gains throughout the year. The annual distribution rate is independent of the Fund’s performance during any particular period but is expected to correlate with the Fund’s performance over time. Accordingly, you should not draw any conclusions about the Fund’s investment performance from the amount of any distribution or from the terms of the Plan. The Board of Trustees may amend or terminate the Plan at any time without prior notice to shareholders.
3. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, the value of call options written (sold) and dividends declared but unpaid) by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Common stocks, real estate investment trusts (“REITs”), exchange-traded funds, convertible preferred stocks, and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

Notes to Financial Statements (Continued)
First Trust Enhanced Equity Income Fund (FFA)
June 30, 2022 (Unaudited)
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. Over-the-counter options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of June 30, 2022, is included with the Fund’s Portfolio of Investments.
B. Option Contracts
The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may write (sell) options to hedge against changes in the value of equities. Also, the Fund seeks to generate additional income, in the form of premiums received, from

Notes to Financial Statements (Continued)
First Trust Enhanced Equity Income Fund (FFA)
June 30, 2022 (Unaudited)
writing (selling) the options. The Fund may write (sell) covered call options (“options”) on all or a portion of the equity securities held in the Fund’s portfolio and on securities indices as determined to be appropriate by Chartwell Investment Partners, LLC (“Chartwell” or the “Sub-Advisor”), consistent with the Fund’s investment objective. The number of options the Fund can write (sell) is limited by the amount of equity securities the Fund holds in its portfolio. Options on securities indices are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security and are similar to options on single securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. The Fund will not write (sell) “naked” or uncovered options. If certain equity securities held in the Fund’s portfolio are not covered by a related call option on the individual equity security, securities index options may be written on all or a portion of such uncovered securities. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in “Options written, at value” on the Fund’s Statement of Assets and Liabilities. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options’ expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes.
Options the Fund writes (sells) will either be exercised, expire or be canceled pursuant to a closing transaction. If the price of the underlying equity security exceeds the option’s exercise price, it is likely that the option holder will exercise the option. If an option written (sold) by the Fund is exercised, the Fund would be obligated to deliver the underlying equity security to the option holder upon payment of the strike price. In this case, the option premium received by the Fund will be added to the amount realized on the sale of the underlying security for purposes of determining gain or loss and is included in “Net realized gain (loss) on investments” on the Statement of Operations. If the price of the underlying equity security is less than the option’s strike price, the option will likely expire without being exercised. The option premium received by the Fund will, in this case, be treated as short-term capital gain on the expiration date of the option. The Fund may also elect to close out its position in an option prior to its expiration by purchasing an option of the same series as the option written (sold) by the Fund. Gain or loss on options is presented separately as “Net realized gain (loss) on written options contracts” on the Statement of Operations.
The options that the Fund writes (sells) give the option holder the right, but not the obligation, to purchase a security from the Fund at the strike price on or prior to the option’s expiration date. The ability to successfully implement the writing (selling) of covered call options depends on the ability of the Sub-Advisor to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market value, which may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. As the writer (seller) of a covered option, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the option above the sum of the premium and the strike price of the option, but has retained the risk of loss should the price of the underlying security decline. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security to the option holder at the exercise price.
Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund’s maximum equity price risk for purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund’s ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.
C. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis, including the amortization of premiums and accretion of discounts.
Distributions received from the Fund’s investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
D. Dividends and Distributions to Shareholders
Dividends from net investment income of the Fund are declared and paid quarterly or as the Board of Trustees may determine from time to time. Distributions of any net realized capital gains earned by the Fund are distributed at least annually. Distributions will

Notes to Financial Statements (Continued)
First Trust Enhanced Equity Income Fund (FFA)
June 30, 2022 (Unaudited)
automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. The character of distributions for tax reporting purposes will depend on the Fund’s investment experience during the remainder of its fiscal year. Based on information for the period through June 30, 2022, it is likely that the Fund’s distributions will include a return of capital component for the fiscal year ending December 31, 2022.
The tax character of distributions paid by the Fund during the fiscal year ended December 31, 2021, was as follows:
Distributions paid from:
Ordinary income	$5,559,791
Capital gains	19,618,585
Return of capital	—
As of December 31, 2021, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$44,906
Undistributed capital gains	6,639,667
Total undistributed earnings	6,684,573
Accumulated capital and other losses	—
Net unrealized appreciation (depreciation)	156,466,820
Total accumulated earnings (losses)	163,151,393
Other	—
Paid-in capital	264,081,955
Total net assets	$427,233,348
E. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At December 31, 2021, for federal income tax purposes, the Fund had no non-expiring capital loss carryforwards that may be carried forward indefinitely.
 The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2018, 2019, 2020, and 2021 remain open to federal and state audit. As of June 30, 2022, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.

Notes to Financial Statements (Continued)
First Trust Enhanced Equity Income Fund (FFA)
June 30, 2022 (Unaudited)
As of June 30, 2022, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:
Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$256,393,793	$102,091,479	$(23,722,670)	$78,368,809
F. Expenses
The Fund will pay all expenses directly related to its operations.
4. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund’s Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
At a shareholder meeting of the Fund held on June 13, 2022, the shareholders approved the new sub-advisory agreement with Chartwell previously approved by the Board of Trustees on December 6, 2021. The new sub-advisory agreement is substantially similar to the previous sub-advisory agreement.  Shareholder approval of the new sub-advisory agreement was necessary because control of Chartwell changed on June 1, 2022 as a result of the transaction whereby Chartwell’s parent company, TriState Capital Holdings was acquired by Raymond James Financial, Inc., as discussed earlier in this report.
Chartwell manages the Fund’s portfolio subject to First Trust’s supervision. Chartwell receives a monthly portfolio management fee calculated at an annual rate of 0.50% of the Fund’s Managed Assets that is paid monthly by First Trust out of its investment advisory fee.
During the fiscal year ended December 31, 2021, the Fund received a reimbursement from the Sub-Advisor of $52,217 in connection with a trade error.
Computershare, Inc. (“Computershare”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, Computershare is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
5. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended June 30, 2022, were $32,074,587 and $39,626,761, respectively.

Notes to Financial Statements (Continued)
First Trust Enhanced Equity Income Fund (FFA)
June 30, 2022 (Unaudited)
6. Derivative Transactions
The following table presents the types of derivatives held by the Fund at June 30, 2022, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Written Options	Equity Risk	—	$ —	Options written, at value	$ 220,363
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended June 30, 2022, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Equity Risk Exposure
Net realized gain (loss) on written options contracts	$4,336,055
Net change in unrealized appreciation (depreciation) on written options contracts	92,532
During the six months ended June 30, 2022, the premiums for written options opened were $5,997,304, and the premiums for written options closed, exercised and expired were $6,399,529.
The Fund does not have the right to offset financial assets and liabilities related to option contracts on the Statement of Assets and Liabilities.
7. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Additional Information
First Trust Enhanced Equity Income Fund (FFA)
June 30, 2022 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing Computershare, Inc., P.O. Box 505000, Louisville, KY 40233-5000.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the

Additional Information (Continued)
First Trust Enhanced Equity Income Fund (FFA)
June 30, 2022 (Unaudited)
SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on April 18, 2022. At the Annual Meeting, James A. Bowen and Niel B. Nielson were elected by the Common Shareholders of First Trust Enhanced Equity Income Fund as Class III Trustees for a three-year term expiring at the Fund’s annual meeting of shareholders in 2025. The number of votes cast in favor of Mr. Bowen was 16,303,914 and the number of votes withheld was 247,083.  The number of votes cast in favor of Mr. Nielson was 16,279,224 and the number of votes withheld was 271,773. Richard E. Erickson, Thomas R. Kadlec, Denise M. Keefe, and Robert F. Keith are the other current and continuing Trustees.
The Fund also held a Special Meeting of Shareholders (the “Special Meeting”) on June 13, 2022. At the Special Meeting, a new investment sub-advisory agreement among the Fund, First Trust Advisors L.P., as investment advisor, and Chartwell Investment Partners, LLC, as investment sub-advisor, was approved. The number of votes cast in favor was 9,242,688 and the number of votes withheld was 995,799.
Principal Risks
The following discussion summarizes certain (but not all) of the principal risks associated with investing in the Fund.  The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and, in accordance therewith, files reports, proxy statements and other information that is available for review. The order of the below risk factors does not indicate the significance of any particular risk factor.
Cyber Security Risk. The Fund is susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future.
Equity Securities Risk.  The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which the Fund invests.  Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market or when political or economic events affecting the issuers or their industries occur.  An adverse event affecting an issuer, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the prices of equity securities are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of equity securities to which the Fund has exposure.  Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
Income Risk. Net investment income paid by the Fund to its Common Shareholders is derived from the premiums it receives from writing (selling) call options and from the dividends and interest it receives from the equity securities and other investments held in the Fund’s portfolio and short-term gains thereon.  Premiums from writing (selling) call options and dividends and interest payments made by the securities in the Fund’s portfolio can vary widely over time.  Dividends on equity securities are not fixed but are declared at the discretion of an issuer’s board of directors.  There is no guarantee that the issuers of the equity securities in which the Fund invests will declare dividends in the future or that if declared they will remain at current levels.  The Fund cannot assure as to what percentage of the distributions paid on the Common Shares, if any, will consist of qualified dividend income or long-term capital gains, both of which are taxed at lower rates for individuals than are ordinary income and short-term capital gains.

Additional Information (Continued)
First Trust Enhanced Equity Income Fund (FFA)
June 30, 2022 (Unaudited)
Industry and Sector Risk. The Fund may not invest 25% or more of its total assets in securities of issuers in any single industry.  If the Fund is focused in an industry, it may present more risks than if it were broadly diversified over numerous industries of the economy.  Individual industries may be subject to unique risks which may include, among others, governmental regulation, inflation, technological innovations that may render existing products and equipment obsolete, competition from new entrants, high research and development costs, and rising interest rates.
The Fund may invest 25% or more of its total assets in securities of issuers in a single sector. Currently, the Fund makes significant investments in equity securities of companies in the information technology sector. Information technology companies produce and provide hardware, software and information technology systems and services.  Information technology companies are generally subject to the following risks: rapidly changing technologies and existing product obsolescence; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions and new market entrants.  Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, particularly those involved with the internet, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance. In addition, information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs.  Information technology companies also face competition for services of qualified personnel and heavily rely on patents and intellectual property rights and the ability to enforce such rights to maintain a competitive advantage.
Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline. This risk is more prevalent with respect to debt securities. Inflation creates uncertainty over the future real value (after inflation) of an investment. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund investors.
Investment Risk. An investment in the Fund’s Common Shares is subject to investment risk, including the possible loss of the entire principal invested.  An investment in Common Shares represents an indirect investment in the securities owned by the Fund.  The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably.  Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions.  When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.
Management Risk and Reliance on Key Personnel.  In managing the Fund’s investment portfolio, the Fund’s portfolio managers will apply investment techniques and risk analyses that may not produce the desired result.  Additionally, the implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor and Sub-Advisor, some of whom have unique talents and experience and would be difficult to replace.  The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.
Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value.  The Fund cannot predict whether its common shares will trade at, below or above net asset value.
Market Risk. Securities held by the Fund, as well as shares of the Fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. For example, the coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, had negative impacts, and in many cases severe impacts, on markets worldwide. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of reasonably normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. Also, in February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility across markets globally, including the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain Fund investments as well as Fund performance. As the global pandemic and conflict in Ukraine have illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. These events also may adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a

Additional Information (Continued)
First Trust Enhanced Equity Income Fund (FFA)
June 30, 2022 (Unaudited)
materially negative impact on the value of the Fund’s shares and result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on the Fund’s shares may widen.
Non-U.S. Securities Risk.  Investing in securities of non-U.S. issuers may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (iv) the impact of economic, political, social or diplomatic events as well as of foreign governmental laws or restrictions and differing legal standards; (v) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vi) withholding and other non-U.S. taxes may decrease the Fund’s return. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad, including in the event the issuer of a non-U.S. security defaults or enters bankruptcy, administration or other proceedings. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region.
Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third parties for a range of services, including custody.  Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Options Risk. The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions.  The Fund may write (sell) covered call options on all or a portion of the equity securities held in the Fund’s portfolio as determined to be appropriate by the Fund’s Sub-Advisor, consistent with the Fund’s investment objective. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including anticipated volatility, which in turn are affected by fiscal and monetary policies and by national and international political and economic events.  In addition, there may at times be an imperfect correlation between the movement in values of options and their underlying securities and there may at times not be a liquid secondary market for certain options. The ability to successfully implement the Fund’s investment strategy depends on the Sub-Advisor’s ability to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold an equity security that it might otherwise sell. There can be no assurance that a liquid market for the options will exist when the Fund seeks to close out an option position. Additionally, to the extent that the Fund purchases options pursuant to a hedging strategy, the Fund will be subject to additional risks.
Potential Conflicts of Interest Risk.  First Trust, Chartwell and the portfolio managers have interests which may conflict with the interests of the Fund.  In particular, First Trust and Chartwell currently manage and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objectives and strategies as the Fund.
Advisory and Sub-Advisory Agreements
Board Considerations Regarding Approval of Investment Management and Investment Sub-Advisory Agreements
The Board of Trustees of First Trust Enhanced Equity Income Fund (the “Fund”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) between the Fund and First Trust Advisors L.P. (the “Advisor”).  The Board approved the continuation of the Advisory Agreement for a one-year period ending June 30, 2023 at a meeting held on June 12–13, 2022.  The Board determined that the continuation of the Advisory Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements.  At meetings held on April 18, 2022 and June 12–13, 2022, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees,

Additional Information (Continued)
First Trust Enhanced Equity Income Fund (FFA)
June 30, 2022 (Unaudited)
submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor; and information on the Advisor’s compliance program.  The Board reviewed initial materials with the Advisor at the meeting held on April 18, 2022, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor.  Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 12–13, 2022 meeting, as well as at the June meeting.  The Board applied its business judgment to determine whether the arrangement between the Fund and the Advisor continues to be a reasonable business arrangement from the Fund’s perspective.  The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to renew the Advisory Agreement.  The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund.
The Board noted that it had approved a new Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”) among the Fund, the Advisor and Chartwell Investment Partners, LLC (the “Sub-Advisor”) at a meeting held on December 5–6, 2021, subject to shareholder approval.  Accordingly, the Board did not consider the renewal of the Sub-Advisory Agreement at the June 12–13, 2022 meeting and will first consider its renewal at its June 2023 meeting.
In reviewing the Advisory Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Advisory Agreement.  The Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services.  The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review.  In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions.  The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund.  Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 18, 2022 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex.  In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Fund by the Advisor under the Advisory Agreement have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objective, policies and restrictions.
The Board considered the advisory fee rate payable under the Advisory Agreement for the services provided.  The Board noted that the sub-advisory fee is paid by the Advisor from its advisory fee. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund and non-fund clients, as applicable.  With respect to the Expense Group, the Board, at the April 18, 2022 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating a relevant peer group for the Fund, including that not all peer funds employ an advisor/sub-advisor management structure.  The Board took these limitations into account in considering the peer data, and noted that the contractual advisory fee rate payable by the Fund, based on average net assets, was equal to the median contractual advisory fee of the peer funds in the Expense Group.  With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability.  In considering the advisory fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund.  The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and Sub-Advisor for the Fund.  The Board determined that this process continues to be effective for reviewing the Fund’s performance.  The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2021 to the

Additional Information (Continued)
First Trust Enhanced Equity Income Fund (FFA)
June 30, 2022 (Unaudited)
performance of the funds in the Performance Universe and to that of two benchmark indexes.  In reviewing the Fund’s performance as compared to the performance of the Performance Universe, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund.  Based on the information provided on net asset value performance, the Board noted that the Fund outperformed the Performance Universe median and one of the benchmark indexes for the one-, three-, five- and ten-year periods ended December 31, 2021.  The Board also noted that the Fund underperformed the other benchmark index for the one-, three-, five- and ten-year periods ended December 31, 2021.  The Board also received information on the Fund’s annual distribution rate as of December 31, 2021 and the Fund’s average trading discount for various periods and comparable information for a peer group.
On the basis of all the information provided on the fees, expenses and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the advisory fee (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor under the Advisory Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will likely increase during the next twelve months as the Advisor continues to build infrastructure and add new staff.  The Board determined that due to the Fund’s closed-end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered.  The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2021 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period.  The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable.  In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund, including the Advisor’s compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement.  The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Advisory Agreement continue to be fair and reasonable and that the continuation of the Advisory Agreement is in the best interests of the Fund.  No single factor was determinative in the Board’s analysis.

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Chartwell Investment Partners, LLC
1205 Westlakes Drive, Suite 100
Berwyn, PA 19312
TRANSFER AGENT
Computershare, Inc.
P.O. Box 505000
Louisville, KY 40233
ADMINISTRATOR,
FUND ACCOUNTANT, AND
CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	There have been no changes, as of the date of filing, in any of the Portfolio Managers identified in response to paragraph (a)(1) of this item in the registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities For Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)	Notices to the registrant’s common shareholders in accordance with the order under Section 6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19a-l under the 1940 Act, dated March 24, 2010. (1)

(1)	The Fund received exemptive relief from the Securities and Exchange Commission which permits the Fund to make periodic distributions of long-term capital gains as frequently as monthly each taxable year. The relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders. In that regard, attached as an exhibit to this filing is a copy of such notice made during the period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Enhanced Equity Income Fund
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	September 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	September 7, 2022
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	September 7, 2022

* Print the name and title of each signing officer under his or her signature.